UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2025

BONK, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18801 N Thompson Peak Pkwy Ste 380, Scottsdale, AZ 85255

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BNKK	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	BNKKW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 22, 2025, Bonk, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).

The number of shares of common stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock that voted on matters presented at the Annual Meeting represented 141,084,200 votes or approximately 43.9% of the voting power of common stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, and Series C Convertible Preferred Stock outstanding as of November 20, 2025, the record date for the Annual Meeting, which represented a quorum to transact business at the Annual Meeting.

The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on December 1, 2025, and are incorporated herein by reference.

Proposal 1. To re-elect seven directors to the Board of Directors (the “Board”) of the Company to serve until their successors are duly elected and qualified at the 2026 annual meeting of stockholders or until their earlier resignation or removal.

Director Nominee	Votes For	Votes Against	Abstain
Jarrett Boon	138,787,913	2,045,227	251,060
John Gulyas	138,578,343	2,171,032	334,825
Christopher Marc Melton	136,378,403	4,390,380	315,417
Mitchell Rudy	139,046,779	1,751,411	286,010
Connor Klein	138,819,841	1,659,662	604,697
James McAvity	138,819,292	1,666,556	598,352
Stacey Duffy	138,662,072	1,802,544	619,584

Proposal 2. To ratify the appointment of M&K CPAS, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstain
139,618,613	1,282,164	183,423

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2025

BONK, INC.

By:	/s/ Jarrett Boon
Jarrett Boon
Chief Executive Officer